Ready Assets Government Liquidity Fund

(the “Fund”)

Supplement dated September 27, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2018, as supplemented to date

On September 26, 2018, the Board of Trustees of Ready Assets Government Liquidity Fund (the “Fund”), approved a proposal to close the Fund to share purchases. Accordingly, effective at the close of business on July 1, 2019, the Fund will no longer accept share purchase orders.

Shareholders may continue to redeem their Fund shares at any time.

Additionally, effective as of July 1, 2019, the section of the Prospectus entitled “Management of the Fund — BlackRock” is amended to delete the fourth paragraph of that section in its entirety and replace it with the following:

BlackRock and the Fund’s distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Fund to maintain a minimum level of daily net investment income. BlackRock and the Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice. Additionally, the Fund’s distributor agreed to waive all fees paid by the Fund pursuant to the shareholder servicing (12b-1) plan. The Fund’s distributor may discontinue this waiver at any time without notice.

Shareholders should retain this Supplement for future reference.

PR2SAI-RAGL-0918SUP